AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), is made as of December 18, 2013, by and among WPCS INTERNATIONAL INCORPORATED, a Delaware corporation with offices located at One East Uwchlan Avenue, Suite 301, Exton, PA 19341 (the “Company”) and the investor signatory hereto (the “Investor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. Except as specifically modified hereby, the terms of the Securities Purchase Agreement (as defined below) shall remain in full force and effect.

RECITALS

WHEREAS, the Company and certain investors (including the Investor) (the “Buyers”) entered into that certain Securities Purchase Agreement dated as of December 17, 2013 (the “Securities Purchase Agreement”), pursuant to which the Company sold, and the Buyers listed on the Schedule of Buyers attached thereto purchased, an aggregate of 2,438 shares of its newly designated Series E Preferred Stock and Warrants to purchase an aggregate of up to 1,500,000 shares of Common Stock (collectively, such Series E Preferred Stock and such Warrants, the “Securities”) in consideration for which each Buyer transferred to the Company 100% of the BTX Common Equity Units of BTX Trader LLC (“BTX”) owned by it, which collectively constituted 100% of the outstanding member ownership interests in BTX, and entered into certain additional agreements, all upon the terms and subject to the conditions set forth in the Securities Purchase Agreement and related agreements;

WHEREAS, the Company and the Investor desire to amend the Securities Purchase Agreement as described herein; and

WHEREAS, concurrently herewith, Buyers (other than the Investor) (the “Other Buyers”), which, together with the Investor, beneficially own all of the Securities (the “Required Holders”), are executing amendments identical to this Amendment (the “Other Amendments”, and together with this Amendment, the “Amendments”).

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound hereby:

1.                  Amendments.

(a)                As of the Effective Time (as defined below), Section 1(f) of the Purchase Agreement is hereby amended and restated as follows:

“(f) Trading Restrictions. Each Buyer hereby agrees, severally and not jointly, for so long as such Buyer (or any of its Affiliates (as defined below)) owns any Securities (as defined herein or as defined in that certain Securities Purchase Agreement dated as of December 4, 2012) such Buyer and any of its Affiliates shall, collectively, neither:

(i)                 At any time during the nine (9) Trading Day period immediately following the Effective Time (as defined below): (A) convert or exercise any Notes or Preferred Shares of the Company or (B) sell any shares of Common Stock issued or issuable upon conversion of any Notes or Preferred Shares of the Company on any day (including any Trading Day) during such period, in either case, unless either: (x) the Bid Price (as defined in the Warrant) of the Common Stock exceeds $3.00 at the time of such conversion, exercise or sale, as applicable, and such applicable Restricted Amount converted/exercised or sold, as the case may be, does not exceed the Maximum Trading Percentage (as defined below) of the composite aggregate trading volume of the Common Stock as reported on Bloomberg (as defined in the Warrants) at such time for such Trading Day (for purposes of this paragraph (f) Buyer acknowledges that no conversions, exchanges or sales may be permitted on any day that is not a Trading Day); or (y) if the composite aggregate dollar trading volume of the Common Stock as reported on Bloomberg at the time of such conversion/exchange or sale, as the case may be, on such Trading Day exceeds $5 million (such excess amount, the “Trading Surplus Amount”), except to the extent the applicable Restricted Amount (at the Bid Price then in effect) does not exceed the Maximum Trading Percentage of such Trading Surplus Amount.

(ii)               At any time after the nine (9) Trading Day period immediately following the Effective Time until the four (4) month anniversary of the Effective Time, (A) convert or exercise any Notes or Preferred Shares of the Company or (B) sell any shares of Common Stock issued or issuable upon conversion of any Notes or Preferred Shares of the Company in any Trading Day during such period, in either case, except to the extent the applicable Restricted Amount does not exceed the Maximum Trading Percentage of the composite aggregate trading volume of the Common Stock as reported on Bloomberg at such time for such Trading Day.

(iii)             For the avoidance of doubt, (x) conversions or exercises by a Buyer and/or its affiliates on a Trading Day, on one hand, and (y) sales by a Buyer and/or its affiliates on a Trading Day, on the other hand, shall not be aggregated for purposes of this Section 1(f) and shall have a separate Maximum Trading Percentage attributable thereto for purposes of this Section 1(f).

2

(iv)             For the purposes of this Agreement, (A) “Restricted Amount” means, as of any given time (I) with respect to any proposed conversion and/or exercise, by such Buyer (or Affiliate) the sum of (x) the aggregate number of shares of Common Stock in such proposed conversion and/or exercise and (y) the aggregate number of shares of Common Stock in any conversions and exercises by such Buyer and its Affiliates that have occurred on such Trading Day prior thereto and (II) with respect to any proposed sale by such Buyer (or Affiliate) the sum of (x) the aggregate number of shares of Common Stock in such proposed sale and (y) the aggregate number of shares of Common Stock in any sales by such Buyer and its Affiliates that have occurred on such Trading Day prior thereto; (B) “Maximum Trading Percentage” means, at any time, the applicable Pro Rata Amount (as defined below) of, if the Bid Price of the Common Stock as of such time (I) is less than or equal to $3.00, 25%, (II) is greater than $3.00, but less than or equal to $4.00, 35%, (III) is greater than $4.00, but less than or equal to $5.00, 40% or (IV) is greater than $5.00, unlimited amount (in each case, with such dollar amounts adjusted for any stock split, stock dividend, recapitalization or similar event from and after the date hereof); (C) “Affiliate” means, with respect to any specified Person, (x) any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any partner, officer, director, member of such Person and any fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person or (y) if such Person is a natural person, such Person’s spouse, lineal descendant (including any adopted child or adopted grandchild) or other family member, or a custodian or trustee of any trust, partnership or limited liability company for the benefit of, in whole or in part, or the ownership interests of which are, directly or indirectly, controlled by, such Person or any other member or members of such Person’s family, (D) “Pro Rata Amount” means, with respect to any Buyer (including for such purpose any conversion, exercise and/or sale by all Affiliates of such Buyer, all amounts on an as-converted/as-exchanged basis) a fraction (x) the numerator of which is the aggregate number of Preferred Shares originally issued to such Buyer (including for such purpose any issuances made to all Affiliates of such Buyer) on the Closing Date and (y) the denominator of which is the aggregate number of all Preferred Shares originally issued to the Buyers on the Closing Date, in each case, as described on Schedule 1(f) attached hereto; and (E) “Effective Time” shall have the meaning as set forth in those certain Amendments No. 1 to this Securities Purchase Agreement, each by and between the Company and a Buyer, dated as of December 18, 2013.”

(b)               As of the Effective Time, the Securities Purchase Agreement is hereby amended by adding Schedule 1(f) attached hereto as Schedule 1(f) attached thereto.

(c)                As of the Effective Time, the term “Securities Purchase Agreement”, as used in the Transaction Documents, shall mean the Securities Purchase Agreement as amended by the Amendments.

3

2.                  Non-Public Information. The Company acknowledges and agrees that the Amendments contemplated hereby do not constitute a material amendment to the Securities Purchase Agreement and provide additional information regarding the calculation of and manner of determination of amounts which otherwise have been agreed to be the intent of the parties pursuant to the provisions of paragraph (f).

3.                  Effective Time. This Amendment shall be deemed effective as of such time as the Company and each of the Buyers shall have duly executed and delivered the Amendments (the “Effective Time”)

4.                  Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or Other Amendment. Nothing contained herein or in any Other Amendment or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

5.                  No Third Party Beneficiaries. Except with respect to the Buyers, this Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.                  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.                  No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4

8.                  Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

9.                  Severability. If any provision of this Amendment is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Amendment so long as this Amendment as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s) ..

10.              Amendments. No provision of this Amendment may be amended other than by an instrument in writing signed by the Company and the Investor.

11.              Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

12.              Notice. Whenever notice is required to be given under this Amendment, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Securities Purchase Agreement.

13.              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Securities Purchase Agreement.

14.              Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to the amendments contemplated hereby, is more favorable to such Person than those of the Investor and this Amendment.

[Signatures appear on following page.]

5

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

WPCS International incorporated

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
Hudson BAY MASTER FUND LTD. By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
Iroquois Master Fund Ltd. By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
American Capital Management LLC By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
GRQ Consultants, Inc. Roth 401K FBO Barry Honig By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
HS Contrarian Investments, LLC By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
BARRY HONIG

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
RICHARD MOLINSKY

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
ATG CAPITAL LLC By: Name: John O’Rourke Title: Managing Member

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:
JOHN FORD

Schedule 1(f)

Holder Pro Rata Amounts

Buyer	Pro Rata Amount (1)

Hudson Bay Master Fund Ltd.	32.568%
Iroquois Master Fund Ltd.	30.066%
American Capital Management LLC	2.953%
GRQ Consultants, Inc. Roth 401K FBO Barry Honig	5.537%
HS Contrarian Investments, LLC	14.315%
Barry Honig	11.608%
Richard Molinsky	2.502%
ATG Capital LLC	0.287%
John Ford	0.164%
TOTAL	100%
(1)	The percentages set forth in this table opposite the name of each Buyer solely reflects the Pro Rata Amount attributable to the Preferred Shares of such Buyer and not any Affiliates of such Buyer.